EXHIBIT 32.1

Section 1350 Certification

In connection with the Quarterly Report of Kyto Technology and Life Science, Inc. (the “Company”) on Form 10-Q/A for the period ended June 30, 2020 as filed with the Securities and Exchange Commission (the “Report”), I, Paul Russo, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. SS. 1350, as adopted pursuant to SS. 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2. The information contained in the Report fairly presents, in all material respects, the financial conditions and results of operations of the Company.

August 5, 2020

/s/ Paul Russo
Paul Russo
Chief Executive Officer, principal executive officer,